Intangible assets, net (Tables)	12 Months Ended
Jun. 30, 2025
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets, Net

Intangible assets, net, as of June 30, 2024 and 2025, consist of the following:

	As of June 30,
	2024	2025
	RMB	RMB

IP Rights	-	49,000
Channel relationship	-	19,000
Brand	3,120	3,120
Software	-	65
Licensed IPs	-	914
Total	3,120	72,099
Less: accumulated amortization	(468)	(3,509)
Less: accumulated impairment	(2,652)	(2,652)
Intangible assets, net	-	65,938